Exhibit 99.1


                  American General Mortgage Loan Trust 2003-1

The following is a Term Sheet. All terms and statements are subject to change.


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                                  TERM SHEET
------------------------------------------------------------------------------

                               American
                                  General
                                  Financial Services

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                          $257,060,000 (Approximate)
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             Mortgage Loan Asset-Backed Pass-Through Certificates
                                 Series 2003-1

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                          Bond Securitization, L.L.C.
                                  (Depositor)

                     American General Finance Corporation
                               (Master Servicer)
------------------------------------------------------------------------------

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     Banc One
     Capital Markets, Inc.                        citigroup [GRAPH OMITTED]

     A BANK1ONE Company

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                                 May 19, 2003






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             1

                  American General Mortgage Loan Trust 2003-1

 ------------------------------------------------------------------------------


                         TERM SHEET DATED May 19, 2003

              American General Mortgage Loan Trust, Series 2003-1
                          $257,060,000 (Approximate)

                              Subject to Revision

===============================================================================================================================
                                           Structure Overview (Offered Certificates)
===============================================================================================================================
                                                                                                                       Final
                                                            Expected    WAL (Yrs)      Principal      Principal      Scheduled
                Approximate                                  Rating       Call/      Window (Mths)  Window (Mths)  Distribution
  Class(1)(2)       Size            Certificate Type      (Moody's/S&P)  Maturity        Call         Maturity         Date
===============================================================================================================================
     A-1        $146,500,000        Variable Rate(3)        Aaa/AAA    1.00 / 1.00      1-28            1-28       April 2033
                                       Sequential
     A-2         $34,000,000     Fixed Rate Sequential      Aaa/AAA    3.00 / 3.00      28-50           28-50      April 2033
     A-3         $44,820,000     Fixed Rate Sequential      Aaa/AAA    5.92 / 6.85      50-83          50-173      April 2033
     M-1         $16,190,000      Fixed Rate Mezzanine       Aa2/AA    4.80 / 5.24      40-83          40-144      April 2033
     M-2         $15,550,000      Fixed Rate Mezzanine        A2/A     4.73 / 5.10      38-83          38-131      April 2033
-------------------------------------------------------------------------------------------------------------------------------
 Total:         $257,060,000
===============================================================================================================================

(1)  The principal balance of each Class of Offered Certificates is subject to a +/- 5% variance.
(2)  The Certificates are subject to a 10% Optional Termination (as described herein). The coupon on the Class A-3, Class M-1, and Class M-2 Certificates will increase by 0.50% after the Optional Termination Date.
(3)  The Class A-1 will accrue interest at a rate equal to the lesser of (a) a floating rate calculated as a margin over Libor
     (b) the Net WAC Cap described herein.


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                                Pricing Speed
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     Fixed-Rate Mortgage Loans                            25% CPR
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   This Structural Term Sheet, Collateral Term Sheet, or Computational
   Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             2

                  American General Mortgage Loan Trust 2003-1

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-------------------------------------------------------------------------------
                             Transaction Overview
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Title of Securities               American General Mortgage Loan Trust 2003-1,
                                  Mortgage Loan Asset-Backed Pass-Through
                                  Certificates, Series 2003-1

Offered Certificates:             Approximately $146,500,000 senior
                                  floating-rate Class A-1 Certificates,
                                  $78,820,000 senior fixed-rate Class A-2 and Class A-3 Certificates (together the "Class
                                  A Certificates"); and, approximately
                                  $31,740,000 mezzanine fixed-rate Class M-1 and Class M-2 Certificates (together the
                                  "Class M Certificates").

Non-Offered Certificates:         Class R Certificates

Mortgage Loans:                   As of May 1, 2003, the Initial Mortgage
                                  Loans will consist of 4,344 branch
                                  originated, fixed-rate, first lien,
                                  closed-end mortgage loans (the "Initial
                                  Mortgage Loans"). The aggregate outstanding principal balance of all of the Initial
                                  Mortgage Loans is approximately
                                  $259,009,662.15 as of the Cut-off Date.

Depositor:                        Bond Securitization, L.L.C.

Master Servicer:                  American General Finance Corporation

Originators:                      American General Financial Services, Inc.
                                  (DE), American General Financial Services,
                                  Inc. (IN), American General Financial
                                  Services, Inc. (TX), American General
                                  Financial Services, Inc. (OH), American
                                  General Financial Services, Inc. (TN),
                                  American General Consumer Discount Co. (PA) and American General Home Equity, Inc. (DE)

Trustee:                          U.S. Bank National Association

Trust Administrator:              Bank One, N.A.

Co-Lead Underwriters:             Banc One Capital Markets, Inc. and Citigroup
                                  Global Markets, Inc.

Cut-off Date:                     May 1, 2003

Expected Pricing:                 May 21, 2003

Expected Closing Date:            On or about May 28, 2003

Delivery:                         DTC, Euroclear, or Cedel

Distribution Date:                The 25th of each month, or if such day is
                                  not a business day, the next succeeding
                                  business day, beginning in June 2003.

Day Count:                        30/360, excluding Class A-1 Certificates
                                  which is calculated on an Actual/360 basis

Payment Delay:                    24 days, excluding Class A-1 Certificates
                                  which is 0 days.

Accrued Interest:                 The Offered Certificates, excluding Class
                                  A-1 Certificates, settle with accrued
                                  interest from May 1, 2003

SMMEA Eligibility:                The offered certificates will not be
                                  mortgage related securities, for purposes of the Secondary Mortgage Market Enhancement
                                  Act of 1984.

------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             3

                  American General Mortgage Loan Trust 2003-1

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-------------------------------------------------------------------------------
                             Transaction Overview
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ERISA Eligibility:                It is expected that the offered certificates
                                  will be ERISA eligible as of the Closing
                                  Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

Tax Status:                       The Offered Certificates will be designated
                                  as regular interests in a REMIC and, as
                                  such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Master Servicing Fee:             The Master Servicer shall be paid a
                                  servicing fee of 0.50% per annum of the
                                  principal of each mortgage loan as of the first day of the related Due Period plus any late fees, prepayment fees and other similar fees on the mortgage loans collected by the Master Servicer during the related Due
                                  Period.

Interest Accrual Period:          Interest accrues during the month preceding
                                  the current Distribution Date, except for the Class A-1 Certificates for which interest accrues from the last Distribution
                                  Date or the Closing Date, as applicable, through the day preceding the current
                                  Distribution Date.

Monthly Master Servicer           The Master Servicer will not make advances
Advances:                         relating to delinquent payments of principal
                                  and interest with respect to any mortgage loan included in the mortgage loan pool.

Optional Termination:             The Master Servicer, at its option, may
                                  purchase all of the Mortgage Loans and REO properties and retire the Certificates on or after the Optional Termination Date.

Optional Termination Date:        The first Distribution Date on which the
                                  aggregate principal balance of the Mortgage
                                  Loans, after giving effect to distributions to be made on that Distribution Date, is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Available Funds:                  The amount of Available Funds for any
                                  distribution date will equal: (i) payments of principal and interest on the mortgage loans received on or prior to the related
                                  Determination Date; plus (ii) net
                                  liquidation proceeds and insurance proceeds with respect to the mortgage loans, net of amounts applied to the restoration or repair of a mortgaged property, received during the prior Due Period; plus (iii) the purchase price for mortgage loans repurchased for breaches of representations during the prior
                                  Due Period and any related substitution
                                  amounts; plus (iv) payments from the master servicer in connection with the termination of the trust fund with respect to the mortgage loans as provided in the pooling and servicing agreement; minus (v) amounts representing expenses of the trust, including the master servicing fee, the trustee fee, the trust administrator fee and other amounts payable or reimbursable thereto.

Net WAC Cap                       As to any Distribution Date and the Class
                                  A-1 Certificates, the weighted average of the loan rate of the Mortgage Loans less (i) the Master Servicing Fee, (ii) the trustee fee rate and (iii) the trust administrator fee rate.

Net WAC Carryover:                As to any Distribution Date and the Class
                                  A-1 Certificates, the sum of (a) the excess, if any, of the related Class Monthly Accrued
                                  Interest amount, calculated at the
                                  applicable certificate rate without regard to the Net WAC Cap, over the Class Monthly
                                  Accrued Interest amount for the applicable
                                  Distribution Date, (b) any related Net WAC
                                  Cap Carryover remaining unpaid from prior
                                  Distribution Dates and (c) one month's
                                  interest on the amount in clause (b)
                                  calculated at the applicable certificate rate without regard to the Net WAC Cap.

------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             4

                  American General Mortgage Loan Trust 2003-1

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-------------------------------------------------------------------------------
                             Transaction Overview
-------------------------------------------------------------------------------

Trigger Event:                    If either the Delinquency Test or Cumulative
                                  Loss Test is violated.

Delinquency Test:                 If the percentage obtained by dividing the
                                  principal amount of (A) (i) mortgage loans delinquent 60 days or more, (ii) mortgage loans in foreclosure, (iii) REO properties and (iv) mortgage loans discharged due to bankruptcy by the aggregate principal balance of the mortgage loans, in each case, as of the last day of the previous calendar month, exceeds (B) (i) 40% of the then current Senior Credit Enhancement
                                  Percentage.

Cumulative Loss Test:             If the aggregate amount of realized losses
                                  incurred since the Cut-off Date through the last day of the related due period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution
                                  Date:

                                       Distribution Date Occurring in                          Percentage
                                       ------------------------------                          ----------
                                         June 2006 through May 2007                1.75% for the first month, plus an
                                                                                additional 1/12th of 1.75% for each month
                                                                                               thereafter.
                                         June 2007 through May 2008                3.50% for the first month, plus an
                                                                                additional 1/12th of 1.00% for each month
                                                                                               thereafter.
                                         June 2008 through May 2009                4.50% for the first month, plus an
                                                                                additional 1/12th of 1.00% for each month
                                                                                               thereafter.
                                          June 2009 and thereafter                                5.50%

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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter")
is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             5

                  American General Mortgage Loan Trust 2003-1

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              Credit Enhancement
-------------------------------------------------------------------------------

Credit Enhancement:               1) Excess Spread
                                  2) Overcollateralization
                                  3) Subordination of the Class M Certificates

Excess Spread:                    On any distribution date, the excess of the
                                  related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered
                                  Certificates and (y) the related principal distribution amount on the related classes of Offered Certificates.

Overcollateralization             With respect to any distribution date, the
Deficiency Amount:                amount, if any, by which the Target
                                  Overcollateralization Amount exceeds the
                                  Overcollateralization Amount on such
                                  distribution date (after giving effect to distributions in respect of the Principal
                                  Remittance Amount on such distribution
                                  date).

Overcollateralization Floor:      The overcollateralization will be subject to
                                  a floor of 0.50% of the original collateral balance.

Overcollateralization Release     With respect to any distribution date, the
Amount:                           lesser of (x) the Principal  Remittance
                                  Amount for such distribution date and (y) the excess, if any, of (i) the Overcollateralization Amount for such distribution date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such distribution date) over (ii) the Target Overcollateralization
                                  Amount for such distribution date.

Target Overcollateralization      The initial overcollateralization amount
Amount:                           will equal 0.75% and will build to 5.00% of
                                  the original collateral balance as of the cut-off date via the application of excess interest. On the Stepdown Date, the target overcollateralization level may stepdown to
                                  10.00% of the current collateral balance.

Subordination:                    If Excess Spread and overcollateralization
                                  are insufficient to cover losses on any
                                  mortgage loans, those losses will be applied first in reduction of the class certificate balances of the Subordinate Certificates
                                  (Class M-1 and M-2 Certificates), in reverse numerical order.

Stepdown Date:                    The earlier to occur of (i) the Distribution
                                  Date on which the certificate principal
                                  balances of the Class A Certificates have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in June
                                  2006 and (b) the first Distribution Date on which the senior credit enhancement percentage for the Class A Certificates is greater than or equal to 34.50%.

Senior Credit Enhancement         The Credit Enhancement Percentage for the
Percentage:                       Class A Certificates and any Distribution
                                  Date is the percentage obtained by dividing
                                  (x) the aggregate Certificate Principal
                                  Balance of the Class M Certificates and the overcollateralization amount by (y) the aggregate principal balance of the Mortgage
                                  Loans and any amounts, calculated after
                                  taking into account distributions of
                                  principal on the Mortgage Loans and
                                  distribution of the Principal Distribution
                                  Amount to the holders of the Certificates then entitled to distributions of principal on such Distribution Date.

Credit Enhancement                                      Target Credit Enhancement Percentage
Percentages:                                Class                        (S&P / M )                   Percent
                                            -----                        ----------                   -------
                                              A                          AAA / Aaa                     17.25%
                                             M-1                          AA/ Aa2                      11.00%
                                             M-2                           A/ A2                       5.00%

------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             6

                  American General Mortgage Loan Trust 2003-1

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            Interest Distributions
-------------------------------------------------------------------------------

Interest Distributions:           On each distribution date, from Available
                                  Funds, interest will be distributed in the following order of priority:

                                  (i)   To the related Class A Certificates
                                        pro-rata, accrued interest;

                                  (ii)  To the related Class A Certificates
                                        pro-rata, any unpaid interest;

                                  (iii) To the related Class M-1 Certificates,
                                        accrued interest;

                                  (iv)  To the related Class M-1 Certificates,
                                        any unpaid interest;

                                  (v)   To the related Class M-2 Certificates,
                                        accrued interest;

                                  (vi)  To the related Class M-2 Certificates,
                                        any unpaid interest;

                                  (vii) To pay Excess Spread described below.



------------------------------------------------------------------------------













This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             7

                  American General Mortgage Loan Trust 2003-1

-------------------------------------------------------------------------------
                           Principal Distributions
-------------------------------------------------------------------------------

Principal Distributions:          On each distribution date, from Available
                                  Funds, after distribution of interest for each class and to the extent of the Principal Distribution Amount, principal will be distributed to the certificateholders then entitled to distributions of principal in the following order of priority:

                                  (i)   To the Class A-1, Class A-2 and Class
                                        A-3 certificateholders, sequentially,
                                        until the respective principal balance
                                        of each class is reduced to zero, the
                                        lesser of (a) the excess of Available
                                        Funds over the aggregate accrued and
                                        unpaid interest for each class of
                                        offered certificates and (b) the Class
                                        A Principal Distribution;

                                  (ii)  To the Class M-1 certificateholders
                                        until its principal balance is reduced
                                        to zero, the lesser of (a) the excess
                                        of Available Funds over the aggregate
                                        accrued and unpaid interest for each
                                        class of offered certificates and the
                                        Class A Principal Distribution and (b)
                                        the Class M-1 Principal Distribution;

                                  (iii) To the Class M-2 certificateholders
                                        until its principal balance is reduced
                                        to zero, the lesser of (a) the excess
                                        of Available Funds over the aggregate
                                        accrued and unpaid interest for each
                                        class of offered certificates, the
                                        Class A Principal Distribution and the
                                        Class M-1 Principal Distribution and
                                        (b) the Class M-2 Principal
                                        Distribution;

                                  (iv)  To the Class R certificateholders, the
                                        balance.

------------------------------------------------------------------------------













This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             8

                  American General Mortgage Loan Trust 2003-1

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             Excess Spread
-------------------------------------------------------------------------------

Excess Spread Distributions:      On any distribution date after the Target
                                  Overcollateralization Amount has been
                                  reached, the Excess Spread will be allocated in the following order of priority:

                                  (i)   To pay the holders of the related
                                        offered certificates the principal
                                        portion of realized losses, incurred
                                        on the mortgage loans for the
                                        preceding calendar month;

                                  (ii)  To pay to the holders of the related
                                        offered certificates the amount of any
                                        prepayment interest shortfalls
                                        allocated thereto;

                                  (iii) To pay to the holders of the related
                                        offered certificates the amount of any
                                        prepayment interest shortfalls
                                        remaining unpaid from prior
                                        distribution dates with interest
                                        thereon;

                                  (iv)  To the Class A-1 Certificates any Net
                                        WAC Carryover amounts,

                                  (v)   To the Master Servicer for
                                        reimbursement of any advances made by
                                        the Master Servicer in connection with
                                        acquiring insurance on the mortgage
                                        loans; and

                                  (vi)  To pay the holders of the related
                                        Class R Certificates any balance
                                        remaining, in accordance to the terms
                                        of the pooling and servicing
                                        agreement.

------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             Allocation of Losses
-------------------------------------------------------------------------------

Allocation of Losses:             Any realized losses will be allocated in the
                                  following order of priority:

                                  (i)   To Excess Spread for the related
                                        distribution date;

                                  (ii)  To the overcollateralization, until
                                        reduced to zero;

                                  (iii) To the related Class M-2 Certificates,
                                        until reduced to zero;

                                  (iv)  To the related Class M-1 Certificates,
                                        until reduced to zero; and

                                  (v)   Allocated among the applicable classes
                                        of Class A Certificates on a pro-rata
                                        basis.

------------------------------------------------------------------------------













This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             9

                  American General Mortgage Loan Trust 2003-1

-------------------------------------------------------------------------------
                            Additional Definitions
-------------------------------------------------------------------------------
Principal Distribution Amount:    With respect to any distribution date, the
                                  excess of (a) the Principal Remittance
                                  Amount for such distribution date over (b) the Overcollateralization Release Amount, if any, for such distribution date plus the lesser of (x) Excess Spread and (y) the Overcollateralization Deficiency Amount.

Principal Remittance Amount:      On any distribution date, the sum of the
                                  following amounts relating to the mortgage loans: (i) the principal portion of all scheduled monthly payments on the mortgage loans received with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of mortgage loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; (iii) the principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month.

Class A Principal                 Prior to the Stepdown Date or on any
Distribution Amount:              distribution date with respect to which a
                                  Trigger Event has occurred, the Principal
                                  Distribution Amount. With respect to any distribution date on or after the Stepdown
                                  Date, to the extent that a Trigger Event has not occurred, the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the principal balance of the mortgage loans and (ii) the aggregate principal balance of the mortgage loans minus the related O/C floor.

Class M-1 Principal               Prior to the Stepdown Date or on any
Distribution Amount:              distribution date with respect to which a
                                  Trigger Event has occurred, zero. With
                                  respect to any distribution date on or after the Stepdown Date, to the extent that a Trigger Event has not occurred, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A
                                  Certificates, after taking into account the distribution of the related Class A
                                  Principal Distribution Amount and (ii) the certificate principal balance of the related
                                  Class M-1 Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the principal balance of the mortgage loans and (ii) the aggregate stated principal balance of the mortgage loans minus the related O/C floor.

Class M-2 Principal               Prior to the Stepdown Date or on any
Distribution Amount:              distribution date with respect to which a
                                  Trigger Event has occurred, zero. With
                                  respect to any distribution date on or after the Stepdown Date, to the extent that a Trigger Event has not occurred, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A
                                  Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal
                                  Distribution Amount and Class M-1 Principal
                                  Distribution Amount and (ii) the certificate principal balance of the related Class M-2
                                  Certificates immediately prior to that
                                  distribution date over (y) the lesser of (i) the applicable subordination percentage of the principal balance of the mortgage loans and (ii) the aggregate stated principal balance of the mortgage loans minus the related O/C floor.

------------------------------------------------------------------------------






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter")
is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             10

                  American General Mortgage Loan Trust 2003-1

-------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
-------------------------------------------------------------------------------

                              Collateral Summary
-------------------------------------------------------------------------------

                                               Total      Minimum       Maximum
                                               -----      -------       -------
Number of Loans                                4,344
Loan Principal Balance               $259,009,662.15
Avg. Original Loan Balance                $62,663.22   $10,796.00   $503,737.61
Avg. Current Loan Balance                 $59,624.69   $10,011.15   $502,184.98
Weighted Average LTV                          73.59%        5.95%        90.00%
Weighted Average Gross Coupon                 10.58%        7.00%        14.00%
Weighted Average Original Term                   229           36           360
Weighted Average Remaining Term                  210           15           359
Weighted Average FICO Score                      623          540           805

Amortization Type

Fully Amortization                              100%

Lien Position

First Liens                                     100%

Occupancy Type

Owner Occupied                                91.41%
Non-Owner Occupied                             8.59%

Property Type

Single Family                                 94.93%

Geographic Distribution

TX                                            21.73%
VA                                            11.92%
CA                                            10.08%

Largest Branch Concentration                   2.23%



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter")
is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             11

                  American General Mortgage Loan Trust 2003-1

 ------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
 ------------------------------------------------------------------------------

                              FICO Score
 ------------------------------------------------------------------------------
                               Number of       Cut-Off Date   % of Cut-Off Date
  Range of FICO Scores   Mortgage Loans       Pool Balance        Pool Balance
  -------------------- ----------------   ----------------  ------------------
  540 to 560                        538     $33,043,112.69              12.76%
  561 to 580                        553     $35,526,947.87              13.72%
  581 to 600                        543     $35,478,043.08              13.70%
  601 to 620                        564     $35,278,578.84              13.62%
  621 to 640                        519     $30,623,001.94              11.82%
  641 to 660                        487     $27,087,098.52              10.46%
  661 to 680                        386     $22,418,241.04               8.66%
  681 to 700                        255     $13,751,457.64               5.31%
  701 to 720                        175      $9,268,183.19               3.58%
  721 to 740                        125      $6,153,039.97               2.38%
  741 to 760                         92      $4,963,587.50               1.92%
  761 to 780                         61      $3,068,490.76               1.18%
  781 to 800                         41      $2,120,577.23               0.82%
  801 to 820                          5        $229,301.88               0.09%
  -------------------- ---------------- ------------------ -------------------
  Totals                          4,344    $259,009,662.15             100.00%
  ----------------------------------------------------------------------------


                                  Coupon Rate
  ----------------------------------------------------------------------------
                              Number of       Cut-Off Date   % of Cut-Off Date
 Range of Coupon Rates   Mortgage Loans       Pool Balance        Pool Balance
 ----------------------  --------------  ----------------- -------------------
 6.001% to 7.000%                     3        $149,026.08               0.06%
 7.001% to 8.000%                     4        $403,507.91               0.16%
 8.001% to 9.000%                   246     $24,207,472.26               9.35%
 9.001% to 10.000%                1,004     $74,191,425.59              28.64%
 10.001% to 11.000%               1,314     $84,269,386.86              32.54%
 11.001% to 12.000%                 958     $48,514,807.82              18.73%
 12.001% to 13.000%                 520     $19,223,404.82               7.42%
 13.001% to 14.000%                 295      $8,050,630.81               3.11%
 ------------------------------ -------  -----------------  ------------------
 Totals                           4,344    $259,009,662.15             100.00%
 -----------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter")
is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             12

                  American General Mortgage Loan Trust 2003-1

 ------------------------------------------------------------------------------
                                 Gross Balance
 ------------------------------------------------------------------------------
                                 Number of     Cut-Off Date   % of Cut-Off Date
  Range of Gross Balance    Mortgage Loans     Pool Balance        Pool Balance
 -------------------------  -------------- ---------------- -------------------
 $10,000.01 to $25,000.00              557   $10,513,257.86               4.06%
 $25,000.01 to $50,000.00            1,572   $59,618,192.77              23.02%
 $50,000.01 to $75,000.00            1,166   $70,865,545.38              27.36%
 $75,000.01 to $100,000.00             556   $47,758,592.59              18.44%
 $100,000.01 to $125,000.00            223   $24,632,059.11               9.51%
 $125,000.01 to $150,000.00            132   $17,960,227.43               6.93%
 $150,000.01 to $175,000.00             53    $8,555,693.77               3.30%
 $175,000.01 to $200,000.00             35    $6,531,509.35               2.52%
 $200,000.01 to $225,000.00             27    $5,710,084.04               2.20%
 $225,000.01 to $250,000.00              5    $1,195,285.74               0.46%
 $250,000.01 +                          18    $5,669,214.11               2.19%
 ------------------------------------------ ---------------- ------------------
 Totals                              4,344  $259,009,662.15             100.00%
 ------------------------------------------------------------------------------



                                 Original Balance
 ------------------------------------------------------------------------------
                                Number of      Cut-Off Date   % of Cut-Off Date
 Range of Original Balance Mortgage Loans      Pool Balance        Pool Balance
 ------------------------- --------------  ---------------- -------------------
 $10,000.01 to $25,000.00             403     $7,232,937.07               2.79%
 $25,000.01 to $50,000.00           1,527    $53,909,018.05              20.81%
 $50,000.01 to $75,000.00           1,290    $74,695,813.44              28.84%
 $75,000.01 to $100,000.00            575    $47,560,648.85              18.36%
 $100,000.01 to $125,000.00           256    $27,313,494.36              10.55%
 $125,000.01 to $150,000.00           138    $18,209,468.93               7.03%
 $150,000.01 to $175,000.00            62     $9,615,347.67               3.71%
 $175,000.01 to $200,000.00            38     $6,944,330.87               2.68%
 $200,000.01 to $225,000.00            27     $5,568,274.52               2.15%
 $225,000.01 to $250,000.00            10     $2,291,114.28               0.88%
 $250,000.01 +                         18     $5,669,214.11               2.19%
 ----------------------------------------  ---------------- -------------------
 Totals                             4,344   $259,009,662.15             100.00%
 ------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter")
is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             13

                  American General Mortgage Loan Trust 2003-1

 ------------------------------------------------------------------------------
                                 Original LTV
 ------------------------------------------------------------------------------
                              Number of      Cut-Off Date    % of Cut-Off Date
  Range of Original LTV   Mortgage Loans     Pool Balance         Pool Balance
 ----------------------   --------------   ---------------- ------------------
  5.001% to 10.000%                    4         $83,556.98              0.03%
  10.001% to 15.000%                  11        $174,208.46              0.07%
  15.001% to 20.000%                  18        $544,056.61              0.21%
  20.001% to 25.000%                  36      $1,158,629.23              0.45%
  25.001% to 30.000%                  60      $1,814,330.41              0.70%
  30.001% to 35.000%                  77      $2,390,523.76              0.92%
  35.001% to 40.000%                  92      $3,227,773.24              1.25%
  40.001% to 45.000%                 144      $5,316,272.26              2.05%
  45.001% to 50.000%                 161      $6,408,906.39              2.47%
  50.001% to 55.000%                 184      $8,481,766.88              3.27%
  55.001% to 60.000%                 237     $11,473,364.38              4.43%
  60.001% to 65.000%                 296     $16,681,544.22              6.44%
  65.001% to 70.000%                 364     $20,509,935.49              7.92%
  70.001% to 75.000%                 451     $26,484,665.35             10.23%
  75.001% to 80.000%                 916     $58,815,784.05             22.71%
  80.001% to 85.000%                 590     $41,676,688.92             16.09%
  85.001% to 90.000%                 703     $53,767,655.52             20.76%
  ---------------------- --------------- ------------------ ------------------
  Totals                           4,344    $259,009,662.15            100.00%
  -----------------------------------------------------------------------------


                                 Original Term
 ------------------------------------------------------------------------------
                                Number of       Cut-Off Date  % of Cut-Off Date
 Range of Original Term    Mortgage Loans       Pool Balance       Pool Balance
 ----------------------  ----------------  -----------------  -----------------
  31 to 60                             46        $974,212.96              0.38%
  61 to 90                             90      $2,311,781.73              0.89%
  91 to 120                           694     $23,335,564.39              9.01%
  121 to 150                           60      $2,083,312.67              0.80%
  151 to 180                        1,149     $56,999,488.32             22.01%
  181 to 210                          165      $9,040,702.04              3.49%
  211 to 240                        1,597    $114,284,728.94             44.12%
  241 to 270                          111      $9,111,768.66              3.52%
  271 to 300                           49      $4,852,317.26              1.87%
  301 to 330                            1        $123,805.94              0.05%
  331 to 360                          382     $35,891,979.24             13.86%
  ------------------------ -------------- ------------------ ------------------
  Totals                            4,344    $259,009,662.15            100.00%
  -----------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter")
is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             14

                  American General Mortgage Loan Trust 2003-1

 ------------------------------------------------------------------------------
                                Remaining Term
 ------------------------------------------------------------------------------
                                Number of     Cut-Off Date   % of Cut-Off Date
 Range of Remaining Term   Mortgage Loans     Pool Balance        Pool Balance
 ------------------------  -------------- ---------------- -------------------
 1 to 30                               13      $251,372.74               0.10%
 31 to 60                             109    $2,303,426.05               0.89%
 61 to 90                             270    $8,105,676.46               3.13%
 91 to 120                            573   $20,616,658.70               7.96%
 121 to 150                           309   $13,021,656.26               5.03%
 151 to 180                           981   $53,682,081.50              20.73%
 181 to 210                           396   $25,968,953.29              10.03%
 211 to 240                         1,234   $92,071,608.88              35.55%
 241 to 270                            27    $2,120,125.83               0.82%
 271 to 300                            49    $4,852,317.26               1.87%
 301 to 330                             1      $123,805.94               0.05%
 331 to 360                           382   $35,891,979.24              13.86%
 -------------------- -------------------- ---------------- -------------------
 Totals                             4,344  $259,009,662.15             100.00%
 ------------------------------------------------------------------------------


                                  Occupancy Type
 ------------------------------------------------------------------------------
                                 Number of     Cut-Off Date   % of Cut-Off Date
  Occupancy Type            Mortgage Loans     Pool Balance        Pool Balance
 ---------------------      --------------  --------------- -------------------
  Non-Owner Occupied                   477   $22,249,266.42               8.59%
 Owner Occupied                      3,867  $236,760,395.73              91.41%
 ---------------------      --------------  --------------- -------------------
 Totals                              4,344  $259,009,662.15             100.00%
 ------------------------------------------------------------------------------


                                 Origination Year
 ------------------------------------------------------------------------------
                                Number of     Cut-Off Date   % of Cut-Off Date
  Origination Year         Mortgage Loans     Pool Balance        Pool Balance
 ----------------------    -------------- ---------------- --------------------
 1996 and before                       70    $2,243,034.61               0.88%
 1997                                 100    $4,185,884.92               1.62%
 1998                                 142    $6,455,654.04               2.49%
 1999                                 322   $15,720,148.44               6.07%
 2000                                 612   $32,531,737.69              12.56%
 2001                               1,118   $68,137,503.54              26.31%
 2002                               1,691  $108,957,801.88              42.07%
 2003                                 289   $20,777,897.03               8.02%
 ---------------------    --------------- ---------------- -------------------
 Totals                             4,344  $259,009,662.15             100.00%
 -----------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter")
is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             15

                  American General Mortgage Loan Trust 2003-1

 ------------------------------------------------------------------------------
                                    State
 ------------------------------------------------------------------------------
                                 Number of     Cut-Off Date   % of Cut-Off Date
           State            Mortgage Loans     Pool Balance        Pool Balance
 ------------------------   -------------- ---------------- -------------------
  TX                                   988   $56,282,756.40              21.73%
  VA                                   557   $30,886,877.25              11.92%
  CA                                   276   $26,110,589.22              10.08%
  IN                                   445   $25,792,397.36               9.96%
  FL                                   488   $22,046,226.06               8.51%
  TN                                   315   $20,304,802.52               7.84%
  OH                                   219   $11,100,651.55               4.29%
  MI                                   142   $10,176,925.10               3.93%
  MS                                   151    $7,953,469.82               3.07%
  PA                                   149    $7,570,788.91               2.92%
  OR                                    85    $6,248,463.68               2.41%
  CO                                    49    $5,129,257.74               1.98%
  MD                                    61    $4,684,426.29               1.81%
  NV                                    57    $4,249,429.99               1.64%
  GA                                    57    $3,567,003.80               1.38%
  DE                                    55    $3,500,421.90               1.35%
  NM                                    45    $2,516,362.25               0.97%
  ID                                    44    $2,445,685.15               0.94%
  MO                                    25    $1,458,472.01               0.56%
  MT                                    20    $1,302,856.85               0.50%
  UT                                    21    $1,123,553.06               0.43%
  OK                                    34    $1,039,854.39               0.40%
  WV                                    20    $1,028,869.88               0.40%
  KS                                    17    $1,005,978.78               0.39%
  ME                                    10      $769,369.51               0.30%
  NE                                    14      $714,172.68               0.28%
  ---------------------------------------- ---------------- -------------------
  Totals                             4,344  $259,009,662.15             100.00%
  -----------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter")
is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             16

                  American General Mortgage Loan Trust 2003-1

 ------------------------------------------------------------------------------
                             Sensitivity Analysis

 ------------------------------------------------------------------------------
                         To Optional Termination Date

-------------------------------------------------------------------------------

Class A-1 Priced at Par

--------------------------------------------------------------------------------------------------------------------
Floating                              15% CPR          20% CPR         25% CPR         30% CPR          35% CPR
--------------------------------------------------------------------------------------------------------------------
Average Life (yr)                       1.60            1.24            1.00             0.83            0.71
Modified Duration (yr)                  1.56            1.21            0.98             0.82            0.70
First Principal Payment Date         6/25/2003        6/25/2003       6/25/2003       6/25/2003        6/25/2003
Last Principal Payment Date          4/25/2007        4/25/2006       9/25/2005       4/25/2005        1/25/2005
--------------------------------------------------------------------------------------------------------------------

Class A-2 Priced at Par

--------------------------------------------------------------------------------------------------------------------
Fixed                                 15% CPR          20% CPR         25% CPR         30% CPR          35% CPR
--------------------------------------------------------------------------------------------------------------------
Average Life (yr)                       5.08            3.96            3.00             2.33            1.97
Modified Duration (yr)                  4.69            3.71            2.85             2.23            1.89
First Principal Payment Date         4/25/2007        4/25/2006       9/25/2005       4/25/2005        1/25/2005
Last Principal Payment Date          11/25/2009       6/25/2008       7/25/2007       2/25/2006        9/25/2005
--------------------------------------------------------------------------------------------------------------------

Class A-3 Priced at Par

--------------------------------------------------------------------------------------------------------------------
Fixed                                 15% CPR          20% CPR         25% CPR         30% CPR          35% CPR
--------------------------------------------------------------------------------------------------------------------
Average Life (yr)                       9.04            7.23            5.92             4.80            3.64
Modified Duration (yr)                  7.35            6.09            5.13             4.24            3.29
First Principal Payment Date         11/25/2009       6/25/2008       7/25/2007       2/25/2006        9/25/2005
Last Principal Payment Date          11/25/2013      10/25/2011       4/25/2010       3/25/2009        4/25/2008
--------------------------------------------------------------------------------------------------------------------

Class M-1 Priced at Par

--------------------------------------------------------------------------------------------------------------------
Fixed                                 15% CPR          20% CPR         25% CPR         30% CPR          35% CPR
--------------------------------------------------------------------------------------------------------------------
Average Life (yr)                       7.08            5.64            4.80             4.40            4.33
Modified Duration (yr)                  5.88            4.84            4.21             3.91            3.86
First Principal Payment Date         12/25/2006       7/25/2006       9/25/2006       11/25/2006       2/25/2007
Last Principal Payment Date          11/25/2013      10/25/2011       4/25/2010       3/25/2009        4/25/2008
--------------------------------------------------------------------------------------------------------------------

Class M-2 Priced at Par

--------------------------------------------------------------------------------------------------------------------
Fixed                                 15% CPR          20% CPR         25% CPR         30% CPR          35% CPR
--------------------------------------------------------------------------------------------------------------------
Average Life (yr)                       7.08            5.63            4.73             4.21            3.91
Modified Duration (yr)                  5.79            4.77            4.11             3.71            3.49
First Principal Payment Date         12/25/2006       6/25/2006       7/25/2006       8/25/2006        9/25/2006
Last Principal Payment Date          11/25/2013      10/25/2011       4/25/2010       3/25/2009        4/25/2008
--------------------------------------------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter")
is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             17

                  American General Mortgage Loan Trust 2003-1

 ------------------------------------------------------------------------------
                             Sensitivity Analysis

 ------------------------------------------------------------------------------
                                  To Maturity

-------------------------------------------------------------------------------

Class A-1 Priced at Par

--------------------------------------------------------------------------------------------------------------------
Floating                              15% CPR          20% CPR         25% CPR         30% CPR          35% CPR
--------------------------------------------------------------------------------------------------------------------
Average Life (yr)                       1.60            1.24            1.00             0.83            0.71
Modified Duration (yr)                  1.56            1.21            0.98             0.82            0.70
First Principal Payment Date         6/25/2003        6/25/2003       6/25/2003       6/25/2003        6/25/2003
Last Principal Payment Date          4/25/2007        4/25/2006       9/25/2005       4/25/2005        1/25/2005
--------------------------------------------------------------------------------------------------------------------

Class A-2 Priced at Par

--------------------------------------------------------------------------------------------------------------------
Fixed                                 15% CPR          20% CPR         25% CPR         30% CPR          35% CPR
--------------------------------------------------------------------------------------------------------------------
Average Life (yr)                       5.08            3.96            3.00             2.33            1.97
Modified Duration (yr)                  4.69            3.71            2.85             2.23            1.89
First Principal Payment Date         4/25/2007        4/25/2006       9/25/2005       4/25/2005        1/25/2005
Last Principal Payment Date          11/25/2009       6/25/2008       7/25/2007       2/25/2006        9/25/2005
--------------------------------------------------------------------------------------------------------------------

Class A-3 Priced at Par

--------------------------------------------------------------------------------------------------------------------
Fixed                                 15% CPR          20% CPR         25% CPR         30% CPR          35% CPR
--------------------------------------------------------------------------------------------------------------------
Average Life (yr)                      10.13            8.27            6.85             5.59            4.35
Modified Duration (yr)                  7.99            6.76            5.76             4.81            3.82
First Principal Payment Date         11/25/2009       6/25/2008       7/25/2007       2/25/2006        9/25/2005
Last Principal Payment Date          5/25/2022       12/25/2019      10/25/2017       10/25/2015       3/25/2014
--------------------------------------------------------------------------------------------------------------------

Class M-1 Priced at Par

--------------------------------------------------------------------------------------------------------------------
Fixed                                 15% CPR          20% CPR         25% CPR         30% CPR          35% CPR
--------------------------------------------------------------------------------------------------------------------
Average Life (yr)                       7.61            6.14            5.24             4.77            4.66
Modified Duration (yr)                  6.19            5.16            4.51             4.18            4.11
First Principal Payment Date         12/25/2006       7/25/2006       9/25/2006       11/25/2006       2/25/2007
Last Principal Payment Date          10/25/2019       6/25/2017       5/25/2015       8/25/2013        3/25/2012
--------------------------------------------------------------------------------------------------------------------

Class M-2 Priced at Par

--------------------------------------------------------------------------------------------------------------------
Fixed                                 15% CPR          20% CPR         25% CPR         30% CPR          35% CPR
--------------------------------------------------------------------------------------------------------------------
Average Life (yr)                       7.52            6.05            5.10             4.51            4.18
Modified Duration (yr)                  6.04            5.03            4.36             3.93            3.69
First Principal Payment Date         12/25/2006       6/25/2006       7/25/2006       8/25/2006        9/25/2006
Last Principal Payment Date          9/25/2018        3/25/2016       4/25/2014       8/25/2012        4/25/2011
--------------------------------------------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter")
is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             18

                  American General Mortgage Loan Trust 2003-1

 ------------------------------------------------------------------------------
                             Net WAC Cap




 -----------------------------------------------------------------------------------------------------------------------
    Period         Date      Net WAC Cap      Period       Date     Net WAC Cap      Period        Date     Net WAC Cap
 ========================================  ======================================  =====================================
       0           5/28/2003                    21        2/25/2005       9.735%       42        11/25/2006      9.722%
       1           6/25/2003     10.788%        22        3/25/2005      10.778%       43        12/25/2006     10.045%
       2           7/25/2003     10.069%        23        4/25/2005       9.734%       44         1/25/2007      9.720%
       3           8/25/2003      9.743%        24        5/25/2005      10.058%       45         2/25/2007      9.720%
       4           9/25/2003      9.743%        25        6/25/2005       9.733%       46         3/25/2007     10.760%
       5          10/25/2003     10.067%        26        7/25/2005      10.057%       47         4/25/2007      9.718%
       6          11/25/2003      9.742%        27        8/25/2005       9.732%       48         5/25/2007     10.041%
       7          12/25/2003     10.067%        28        9/25/2005       9.731%       49         6/25/2007      9.716%
       8           1/25/2004      9.741%        29       10/25/2005      10.055%       50         7/25/2007     10.039%
       9           2/25/2004      9.741%        30       11/25/2005       9.730%
      10           3/25/2004     10.412%        31       12/25/2005      10.054%
      11           4/25/2004      9.740%        32        1/25/2006       9.729%
      12           5/25/2004     10.064%        33        2/25/2006       9.728%
      13           6/25/2004      9.739%        34        3/25/2006      10.770%
      14           7/25/2004     10.063%        35        4/25/2006       9.727%
      15           8/25/2004      9.738%        36        5/25/2006      10.050%
      16           9/25/2004      9.738%        37        6/25/2006       9.725%
      17          10/25/2004     10.062%        38        7/25/2006      10.049%
      18          11/25/2004      9.737%        39        8/25/2006       9.724%
      19          12/25/2004     10.061%        40        9/25/2006       9.723%
      20           1/25/2005      9.736%        41       10/25/2006      10.047%
 -----------------------------------------------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter")
is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
                                                                             19

             American General Mortgage Loan Trust, Series 2003-1



                    FOR ADDITIONAL INFORMATION PLEASE CALL:

                        Banc One Capital Markets, Inc.

            Asset Backed Finance

            John Heeger                            312-732-6736
            Paul White                             312-732-4748
            Carl Spalding                          312-336-2905

            ABS Trading & Syndicate

            Jeffry Mullins                         312-732-8479
            Don Chaney                             312-732-7931
            Andy Cherna                            312-732-7885
            Colette Lanphier                       312-732-7885





   This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. and Citigroup Global Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.




                                                                            20